Exhibit 10.2

Certain confidential information contained in this exhibit was omitted by means of redacting a portion of the text and replacing it with [*****], pursuant to Regulation S-K Item 601(b) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from the exhibit because it is: (i) not material; and (ii) would be competitively harmful if publicly disclosed.

LEASE TERMINATION AND SURRENDER AGREEMENT

THIS LEASE TERMINATION AND SURRENDER AGREEMENT (this “Agreement”) dated as of March 26, 2021 between 300 CR LLC (the “Landlord”) and ADVAXIS INC. (the “Tenant”).

W I T N E S S E T H:

WHEREAS, 300 CRA LLC (Landlord’s predecessor-in-interest) and Tenant are parties to that certain Lease Agreement dated, May 27, 2015, as amended by a First Amendment to Lease Agreement dated February 1, 2016 and as further amended by a Second Amendment to Lease Agreement dated August 29, 2016 (collectively, the “Lease”), relating to a portion of the Building located at 305 College Road East, Princeton, New Jersey (“Premises”), as more particularly described in the Lease;

WHEREAS, the Lease is scheduled to expire on November 30, 2025 (“Scheduled Expiration Date”);

WHEREAS, Tenant requested that the Lease be terminated prior to the Scheduled Expiration Date; and

WHEREAS, Landlord has agreed that Tenant may surrender the Premises prior to the Scheduled Expiration Date and Landlord shall accept the surrender of the Premises on the condition that Landlord has entered into a replacement lease for the Premises and otherwise pursuant to the terms and conditions in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms used herein, but not defined herein, shall have the meanings given to such terms in the Lease.

2. Lease Termination. (a) Subject to the terms of this Agreement, the Lease and the term and estate granted thereunder shall terminate and expire as of March 31, 2021 (“Surrender Date”), as fully and completely as if the Surrender Date were the date originally fixed in the Lease as the termination date, and Tenant shall surrender the Premises to Landlord on the Surrender Date, and Landlord shall accept the Premises on the Surrender Date. After the Surrender Date, Tenant shall have no further rights, obligations or liabilities of any kind or nature under the Lease, except as expressly provided in this Agreement and except as survive the termination of the Lease. Provided that Tenant has complied with all its obligations under this Agreement including payment in full of the Termination Fee, and Tenant is not otherwise in default under the Lease, Landlord for itself and on behalf of its successors, assigns, agents, and attorneys, hereby fully and completely releases and discharges Tenant and its successor, assigns, representatives, employees, officers, directors, owners, members, and managers (collectively, the “Tenant Group”) from any and all actions, causes of action, suits, claims, demands, damages, costs, liabilities, and obligations, whatsoever, in law or in equity, that Landlord had, has or may ever have against the Tenant Group arising out of or otherwise relating, directly or indirectly, to the Lease and/or the Premises except for indemnity obligations which expressly survive termination of the Lease.

(b) Tenant shall continue to comply with and/or perform all of its obligations under the Lease, including, without limitation, the payment of Basic Annual Rent and Additional Rent in accordance with the provisions of the Lease, to and including the Surrender Date.

3. Termination Payment. In consideration for Landlord agreeing to terminate this Lease on the Surrender Date, Tenant shall pay to Landlord the sum of One Million Dollars ($1,000,000) (“Termination Fee”). Any unapplied security deposits held by Landlord on account of the Lease, which security deposits total $182,486.70 as of the date of this Agreement, shall be credited against the Termination Fee. Accordingly, the balance of the Termination Fee (e.g. $817,513.30) shall be paid by Tenant to Landlord upon the Surrender Date (such amount, the “Termination Payment”). All sums shall be paid by wire pursuant to the wire instructions attached to this Agreement.

4. Condition of Demised Premises. On or before the Surrender Date, Tenant shall comply with all of the terms and conditions of the Lease which are applicable to the surrender and termination of the Lease, including, but not limited to, the provisions of Paragraph 26 of the Lease, provided, however, Landlord and Tenant agree that Tenant’s obligation under the Lease to remove certain furniture, fixtures, and equipment from the Premises may be modified pursuant to a separate agreement between Tenant and Cytosorbents Medical, Inc. (“Cytosorbents”), which is attached hereto as Schedule A.

5. Hold Over. In the event that Tenant fails to surrender the Premises to Landlord in accordance with the terms of the Lease and this Agreement on or before the Surrender Date, Landlord shall have all of its rights and remedies set forth in the Lease in connection with such holdover.

6. Encumbrances. Tenant hereby expressly covenants and warrants to Landlord that Tenant has not done or suffered any act or thing whereby the Premises are or may be in any way encumbered.

7. Miscellaneous. This Agreement, together with the Lease, is the complete understanding between the parties and supersedes all other prior agreements and representations concerning its subject matter. To the extent of any inconsistency between the Lease and this Agreement, the terms of this Agreement shall control.

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8. Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes.

9. No Offer. The mailing or delivery of this document or any draft of this document by Landlord or its agent or attorney to Tenant, its agent or attorney shall not be deemed an offer by the Landlord on the terms set forth in this document or draft, and this document or draft may be withdrawn or modified by Landlord or its agent at any time and for any reason. The purpose of this Paragraph 9 is to place Tenant on notice that this document or draft shall not be effective, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute this document.

10. Broker. Tenant agrees to indemnify and hold harmless Landlord from and against any threatened or asserted claims, liabilities, losses or judgments (including reasonable attorneys’ fees and disbursements) by any real estate broker or sales representative claiming a commission, finder’s fee or other compensation in connection with this Agreement. The provisions of this Paragraph 10 shall survive the termination of the Lease.

11. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to its conflicts of law provision.

12. Authority. Each Party represents and warrants that its undersigned representative has the right and authority to enter into and execute this Agreement and any related documents on its behalf.

13. CONDITIONAL ON NEW LEASE. TENANT HEREBY ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THIS AGREEMENT IS EXPRESSLY CONDITIONED UPON LANDLORD ENTERING INTO A NEW LEASE FOR THE ENTIRE PREMISES WITH CYTOSORBENTS. LANDLORD SHALL HAVE NO OBLIGATION TO ENTER INTO A NEW LEASE WITH CYTOSORBENTS OR ANY OTHER TENANT AND ANY NEW LEASE SHALL BE ACCEPTABLE TO LANDLORD IN ITS SOLE AND ABSOLUTE DISCRETION. IF SUCH NEW LEASE IS NOT MUTUALLY EXECUTED BY LANDLORD AND CYTOSORBENTS BY MARCH 26, 2021, THIS AGREEMENT SHALL AUTOMATICALLY BE NULL AND VOID AND THE LEASE SHALL REMAIN IN FULL FORCE AND EFFECT.

[Signatures continue on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LANDLORD:

300 CR LLC

By:	300 CR Manager LLC, its Member

By:	/s/Tom Stange
Name:	Tom Stange
Title:	Authorized Signatory

TENANT:

ADVAXIS, INC.

By:	/s/ Kenneth A. Berlin
Name:	Kenneth A. Berlin
Title:	President and Chief Executive Officer, Interim Chief Financial Officer

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LANDLORD WIRE INSTRUCTIONS

[*****]

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SCHEDULE A – AGREEMENT WITH CYTOSORBENTS

Advaxis Furniture and Fixture Asset List_3.9.2021

FAM000272	CISCO CAT 3850 48PT Switch	Computer Equipment	
FAM000073	Cisco MR34-HW Cloud Managed Access Point	Computer Equipment	
FAM000299	Cisco MR42-HW wireless access point	Computer Equipment	
FAM000071	IP700 conference phones with extension microphones	Computer Equipment	Final item as agreed per Victor Kabal email dated 3/3/21
FAM000033	(1) 12 ft racetrack conference table, (12) mesh back conference chairs, (2) 3ft wide 4 drawer lateral files and (2) wall mounted fabric bulletin boards	Furniture and Fixtures	
FAM000039	(20) 6ft by 8ft leverage workstations, 27 vion mesh back task chairs, (29) mechoshades	Furniture and Fixtures	
FAM000037	(3) laminate desk units 2ft by 5ft and (3) mesh back task chairs	Furniture and Fixtures	
FAM000035	(5) U-shaped desk units, (2) 2-drawer lateral files with bookcase stacker, (5) 2-drawer lateral file units, (5) mesh back desk charis, (4) wood frame side chairs, and 2 task chairs	Furniture and Fixtures	
FAM000038	1 U-shape laminate desk unit 30 by 66 d-top desk with 24 by 48 bridge and 24 by 71 credenza	Furniture and Fixtures	
FAM000628	10 Mesh Chairs for cubicles, 5 tables, and 16 poly chairs for cafeteria	Furniture and Fixtures	
FAM000515	2 laminate tables, 2 storage credenzas, 1 lateral file and 6 poly shell chairs	Furniture and Fixtures	
FAM000040	20 framed workstation signs, 7 office signs and 20 magnetic task lighting for workstations	Furniture and Fixtures	
FAM000065	3 Seat Lounge, Coffee Table, Rug and Lounge Chair for Reception Area	Furniture and Fixtures	
FAM000681	33 universal task lights and signage for R&D expansion area	Furniture and Fixtures	
FAM000608	33 Workstations and 33 Chairs	Furniture and Fixtures	
FAM000507	5-tier chrome shelving and lab table Useful Life: 10 years	Furniture and Fixtures	
FAM000034	Delivery and Installation of open area workstations	Furniture and Fixtures	
FAM000506	Desk with Metal U-Leg and Mesh Back Chair	Furniture and Fixtures	
FAM000063	Fire King 4 Drawer Lateral File (FIR43122CPA) for Manufacturing Dept	Furniture and Fixtures	
FAM000047	Furniture for expansion area	Furniture and Fixtures	
FAM000441	Furniture for R&D Seats, Training and Cafe Area	Furniture and Fixtures	
FAM000514	installation on 5-tier chrome shelving and lab table (FAM000507)	Furniture and Fixtures	
FAM000785	Itaglio Monotype Collages (The Cure, The Healing, Healers & Dreamers, & AXAL)	Furniture and Fixtures	
FAM000036	metal frame side chairs	Furniture and Fixtures	
FAM000629	Mobile high density storage system	Furniture and Fixtures	
FAM000726	Mobile tables with upper and lower wire shelves- (1) 60" X 30" & (1) 48" X 30"	Furniture and Fixtures	
FAM000064	Racetrack Laminate Conference Table (CR-80) & 14 Mesh Back Chairs for (Board Room)	Furniture and Fixtures	
FAM000790	Shelving for Warehouse	Furniture and Fixtures	
FAM000341	SS Benches, Mirrors and Dispensers	Furniture and Fixtures	
FAM000041	Stepmill	Furniture and Fixtures	ADXS0223
FAM000048	Carpeting	Leasehold Improvements	
FAM000576	Cleanroom environmental certification procedures	Leasehold Improvements	
FAM000513	Cleanroom environmental certification proceduress	Leasehold Improvements	
FAM000510	Cleanroom improvements (incurred through landlord)	Leasehold Improvements	
FAM000512	Cleanroom improvements (incurred through landlord)	Leasehold Improvements	
FAM000575	Cleanroom Validation Services	Leasehold Improvements	
FAM000068	Continental CA300 Security System	Leasehold Improvements	
FAM000476	Continental CA300 Security System	Leasehold Improvements	
FAM000052	Continental CA300 Security System- 35% deposit	Leasehold Improvements	The parties recognize that this amount may, in fact, be $0

We confirm the list represent the agreed upon assets transferring to CytoSorbents upon Advaxis lease termination and CytoSorbents Lease commencement for 305 College Rd

CytoSorbents Vincent Capponi 3/10/21

Advaxis 3/10/21

[continued on next page]

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Advaxis Equipment List

ID	Description	Type	Tag #	Advaxis Location	Physical Location	Department	In Service	Quantity
	Urethane lab chairs	Furniture and Fixtures			W3-W9	210 - Research & Development	7/1/2016	31
FAM000007	Branson sonic dismembrator (idle)	Laboratory Equipment	ADXS0132	W4		210 - Research & Development	8/[illegible]/2005	1
FAM000307	Allegra X15R Centrifuge	Laboratory Equipment	ADXS0351	W5		210 - Research & Development	6/1/2016	1
FAM000363	S470-USP/EP pH/Conductivity Meter	Laboratory Equipment	ADXS0749	EB7		204 - Manufacturing	7/31/2016	1
FAM000382	Innova 44R Incubator Shaker	Laboratory Equipment	ADXS0086	W9		210 - Research & Development	8/1/2016	1
FAM000495	V1500AB Liquid Nitrogen Freezer (idle)	Laboratory Equipment	ADXS0533	WS2		210 - Research & Development	10/1/2016	1
FAM000519	Panasonic 24.4 cubic ft -30C Freezer	Laboratory Equipment	ADXS0556	EB3		210 - Research & Development	11/1/2016	1
FAM000683	Zeiss microscope upgrades (idle)ADXS0396	Laboratory Equipment	ADXS0396	W7		210 - Research & Development	7/1/2017	1
FAM000784	AttuneNxT Flow Cytometer	Laboratory Equipment	ADXS1272	EB6		210 - Research & Development	2/1/2018	1
FAM000274	Zeiss Fluorescent Microscope and Image Analysis System (idle)	Laboratory Equipment	ADXS0396	W7		210 - Research & Development	4/1/2016	1
FAM000768	Symphony Deli Refrigerator (idle)	Laboratory Equipment	ADXS1159	OFFSITE	SGI-DNA in La Jolla, CA - confirmed onsite	204 - Manufacturing	11/1/2017	1
~~FAM000008~~	~~24 Pipettes~~	Laboratory Equipment				210 - Research & Development	10/26/2007	24
FAM000009	Beckman Allegra 6R with GH-3.8 (4 place swing-out rotor) and buckets	Laboratory Equipment				210 - Research & Development	1/22/2008	1
FAM000022	5205N/R2 Pump (220 RPM)	Laboratory Equipment	ADXS0123	EB7		210 - Research & Development	8/11/2015	1
FAM000297	6' NuAire Biosafety Cabinet	Laboratory Equipment	ADXS0213	W49		210 - Research & Development	5/20/2016	1
FAM000303	4 Ft Biosafety Cabinet	Laboratory Equipment	ADXS0345	W5		210 - Research & Development	6/1/2016	1
FAM000350	5430R plate centrifuge (idle)	Laboratory Equipment	ADXS0354	W6		210 - Research & Development	7/31/2016	1
FAM000356	C-40 Nanophotometer	Laboratory Equipment	ADXS0682	EB7		210 - Research & Development	7/31/2016	1
FAM000362	Ice Maker Flaked Self-contained	Laboratory Equipment	ADXS0068	W5		210 - Research & Development	7/31/2016	1
FAM000384	5424R Centrifuge (idle)	Laboratory Equipment	ADXS0093	W6		210 - Research & Development	8/5/2016	1
FAM000461	Submicroliter cell for C40 Spectrophotometer ADXS0743	Laboratory Equipment	ADXS0743	WS2		210 - Research & Development	9/1/2016	1
FAM000498	XPE205 Balance	Laboratory Equipment	ADXS0545	W3		208 - Quality	10/1/2016	1
FAM000501	Panasonic MDFU76VCPA ultralow freezer	Laboratory Equipment	ADXS0549	W2		210 - Research & Development	10/1/2016	1
FAM000579	S470-USP/EP pH/Conductivity Meter w/ validation	Laboratory Equipment	ADXS0749	EB7		204 - Manufacturing	7/31/2016	1
FAM000690	Panasonic Freezer MDF-U731M	Laboratory Equipment	ADXS1095	W3		210 - Research & Development	7/1/2017	1
FAM000691	Panasonic Freezer MDF-U731M	Laboratory Equipment	ADXS1062	EB4		210 - Research & Development	7/1/2017	1
FAM000708	GE Hot Lips Tube Sealer	Laboratory Equipment	ADXS1356	EB2		210 - Research & Development	8/1/2017	1
FAM000743	Thermo Varioskan Lux Plate Reader	Laboratory Equipment	ADXS1283	EB3		210 - Research & Development	12/1/2017	1
FAM000796	Panasonic MDF-DU702VXC -80 Freezer	Laboratory Equipment		W2		204 - Manufacturing	6/1/2018	1
FAM000352	ThermoMixer C with 1.5mL SmartBlock and ThermoTop (idle)	Laboratory Equipment	ADXS0730	W7		210 - Research & Development	7/31/2016	1
FAM000775	GE Wave Bioreactor (idle)	Laboratory Equipment	ADXS1185	OFFSITE	Vibalogics in Germany - confirmed onsite	204 - Manufacturing	1/1/2018	1
FAM000499	XPE 504 Balance	Laboratory Equipment	ADXS0547	W3		208 - Quality	10/1/2016	1
FAM000390	Futura 30 cubic ft freezer	Laboratory Equipment	ADXS0076	W5		210 - Research & Development	8/1/2016	1
FAM000456	Toledo 2888 floor scale w/ printer and display	Laboratory Equipment	ADXS0687	EB7		204 - Manufacturing	9/1/2016	1
FAM000568	Veripac Integrity Tester	Laboratory Equipment	ADXS0652	EB2		210 - Research & Development	3/1/2017	1
FAM000577	XPE60225 Balances/Scale w/ validation	Laboratory Equipment	ADXS0142	EB7		210 - Research & Development	7/23/2015	1
FAM000580	XPE60225 Balances/Scale w/ validation	Laboratory Equipment	ADXS0122	EB7		204 - Manufacturing	7/23/2015	1
FAM000581	Toledo 2888 floor scale w/ printer and display, validated	Laboratory Equipment	ADXS0687	EB7		204 - Manufacturing	9/1/2016	1
FAM000672	CVF111-M Laser Filling System	Laboratory Equipment	ADXS1167	EB7		204 - Manufacturing	6/1/2017	1
FAM000702	Sartorius Filter Integrity Tester	Laboratory Equipment	ADXS0577	W3		204 - Manufacturing	1/1/2017	1
FAM000721	Mettler Toledo XPE64001L Scale	Laboratory Equipment	ADXS1208	EB2		210 - Research & Development	9/1/2017	1
FAM000028	Autoclave	Laboratory Equipment	ADXS0110	W9		210 - Research & Development	9/18/2015	1
FAM000056	ML303E Balance scale	Laboratory Equipment	ADXS0366	EB2		204 - Manufacturing	11/17/2015	1
FAM000387	Panasonic 48.2 cubic ft double swing door refrigerator	Laboratory Equipment	ADXS0683	W9		210 - Research & Development	8/1/2016	1
FAM000391	48.3 cubic ft refrigerator	Laboratory Equipment	ADXS0677	W6		210 - Research & Development	8/1/2016	1
FAM000392	48.3 cubic ft refrigerator	Laboratory Equipment	ADXS0663	W7		210 - Research & Development	8/1/2016	1
FAM000469	ML303E Balance scale	Laboratory Equipment	ADXS0366	EB2		204 - Manufacturing	11/17/2015	1
FAM000574	Validation for ADXS0142	Laboratory Equipment	ADXS0142	EB7		204 - Manufacturing	2/1/2017	1
FAM000594	Osmometer Microsample	Laboratory Equipment	ADXS0558	W3		208 - Quality	3/1/2017	1
FAM000595	Osmometer Multisample	Laboratory Equipment	ADXS0559	W3		208 - Quality	3/1/2017	1
FAM000596	XPE10001L Scale- 10kg	Laboratory Equipment	ADXS0979	EB2		210 - Research & Development	3/1/2017	1
FAM000687	Panasonic Refrigerator MPR-721	Laboratory Equipment	ADXS1087	EB3		210 - Research & Development	7/1/2017	1
FAM000688	Panasonic Refrigerator MPR-721	Laboratory Equipment	ADXS1060	EB4		210 - Research & Development	7/1/2017	1
FAM000689	Panasonic Refrigerator MPR-721	Laboratory Equipment	ADXS1063	EB4		210 - Research & Development	7/1/2017	1

KB 3-8-21

We confirm the ist represents the agreed upon assets transferring to
CytoSorbents upon Advaxis lease termination and CytoSorbents lease commencement 305 College Rd

CytoSorbents ______________________ 3/5/2021

Advaxis ______________________ 3/8/2021

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